UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 9, 2026

CALIBERCOS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-41703	47-2426901
(Commission File Number)	(IRS Employer Identification No.)

8901 E. Mountain View Rd. Ste. 150, Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)

(480) 295-7600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.001	CWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In March 2026, CaliberCos Inc. (the “Company”) launched a note conversion program (the “Program”) pursuant to which holders (the “Note Holders”) of certain of the Company’s unsecured, outstanding promissory notes (the “Notes”) may elect to convert all or part of their Notes into (i) shares of the Company’s Class A common stock, par value $0.001 (“Common Stock”) pursuant to a common stock subscription agreement, or (ii) shares of Series AAA Convertible Preferred Stock (“Series AAA Preferred Stock”) pursuant to a preferred stock subscription agreement.

The subscription agreements provide for registration rights for the shares of Common Stock and the shares of Common Stock issuable upon conversion of Series AAA Preferred Stock.

As of April 9, 2026, the Company has entered into subscription agreements with the Note Holders whereby the Note Holders converted and cancelled an aggregate of $3,450,271 of outstanding indebtedness of the Company, consisting of $1,921,771 of outstanding Notes in exchange for 1,707,900 shares of Class A Common Stock and $1,528,500 of outstanding Notes in exchange for 1,529 shares of Series AAA Preferred Stock.

The foregoing is only a summary of the material terms of the Program and the subscription agreements and does not purport to be a complete description of the rights and obligations of the parties thereunder. The foregoing summary of the Program and the subscription agreements is qualified in its entirety by reference to the forms of the common stock subscription agreement and the preferred stock subscription agreement, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 regarding the issuance of the shares of Common Stock, including the shares of Common Stock issuable upon conversion of the Series AAA Preferred Stock, is hereby incorporated herein by reference.

As of the date of issuance of the shares of Common Stock and shares of Series AAA Preferred Stock described herein, such shares of Common Stock, including the shares of Common Stock issuable upon conversion of the Series AAA Preferred Stock, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and were issued to the respective recipients in transactions exempt from registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. Accordingly, such shares of Common Stock constitute “restricted securities” within the meaning of Rule 144 under the Act.

Item 3.03 Material Modification to Rights of Security Holders.

On April 9, 2026, the Company filed a Certificate of Amendment (the “Series A Amendment”) to the Certificate of Designation for the Company’s Series A Convertible Preferred Stock (the “Series A Certificate of Designation”) with the Delaware Secretary of State’s Office. Pursuant to the Series A Amendment, the Series A Convertible Preferred Stock (the “Series A Preferred Stock”) will rank pari passu with the Series AAA Preferred Stock and the conversion provisions in the Series A Certificate of Designation were restated in full to match the conversion provisions in the Series AAA COD. The Series A Amendment was approved by the requisite holders of the Company’s Series A Convertible Preferred Stock.

The foregoing summary of the Series A Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the copy of the Series A Amendment attached as Exhibit 3.1 to this Current Report, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series A Preferred Stock

On November 26, 2024, the Company filed the Series A Certificate of Designation with the Secretary of State of the State of Delaware to establish the preferences, voting powers, limitations as to dividends or other distributions, qualifications, terms and conditions of redemption and other terms and conditions of the Company’s Series A Preferred Stock. On April 9, 2026, the Company filed the Series A Amendment. The Series A Preferred Stock is subject to certain rights, preferences, privileges, and obligations, including voluntary and mandatory conversion provisions, as well as beneficial ownership restrictions and share cap limitations, as set forth in the Series A Certificate of Designation, as amended. The following is a summary description of the terms and the general effect of the issuance of the shares of Series A Preferred Stock on the Company’s other classes of registered securities.

Stated Value. Each share of Series A Preferred Stock has an initial stated value of $400.00, subject to appropriate adjustment in relation to certain events, such as recapitalizations, stock dividends, stock splits, stock combinations, reclassifications or similar events affecting our Series A Preferred Stock.

Dividends. The holders of the shares of Series A Preferred Stock will be entitled to receive a twelve percent (12%) annual, non-cumulative dividend payable annually, at the Company’s option, (i) in cash or (ii) in shares of the Company’s Class A common stock, at a price per share of Class A Common Stock equal to the lower of (A) the average closing price of Class A Common Stock as quoted on the principal trading market, if any, in which the shares of Class A Common Stock then trade (“Principal Market”) for the five trading days immediately preceding the date of issuance, or (B) the closing price of the Class A Common Stock as quoted on the Principal Market on the trading day prior to the date of issuance, but in no event less than $20.00 per share.

Optional Conversion. At any time and from time to time, a holder of the shares of Series A Preferred Stock may, at its option, convert (i) up to thirty three and one-third percent (33.3%) of the holder’s total shares of Series A Preferred Stock (the “First Tranche Convertible Shares”) at a rate equal to the stated value divided by $2.50 (the “First Tranche Conversion Rate”), (ii) up to thirty three and one-third percent (33.3%) of the holder’s total shares of Series A Preferred Stock (the “Second Tranche Convertible Shares”) at a rate equal to the stated value divided by $3.50 (the “Second Tranche Conversion Rate”), and (iii) up to thirty three and one-third percent (33.3%) of the holder’s total shares of Series A Preferred Stock (the “Third Tranche Convertible Shares”) at a rate equal to the stated value divided by $4.50 (the “Third Tranche Conversion Rate”).

Voting Rights. The Series A Preferred Stock will have no voting rights relative to matters submitted to a vote of our stockholders (other than as required by law). However, we may not, without the affirmative vote or written consent of the holders of a majority of the then issued and outstanding Series A Preferred Stock: (i) amend or waive any provision of the certificate of designation or otherwise take any action that modifies any powers, rights, preferences, privileges or restrictions of the Series A Preferred Stock (other than an amendment solely for the purpose of changing the number of shares of Series A Preferred Stock designated for issuance as provided in the certificate of designation); (ii) authorize, create or issue shares of any class of stock having rights, preferences or privileges as to dividends or distributions upon a liquidation that are superior to the Series A Preferred Stock; or (iii) amend our certificate of incorporation in a manner that adversely and materially affects the rights of the Series A Preferred Stock.

Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of the Series A Preferred Stock then outstanding will be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders, before any amount will be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series A Preferred Stock.

Ranking. The Series A Preferred Stock ranks senior to our Series B Preferred Stock, Class A Common Stock and Class B common stock and pari passu with our Series AA Preferred Stock and Series AAA Preferred Stock, with respect to the preferences provided for in the Certificate of Designation as to distributions and payments upon the liquidation, dissolution and winding up of the Company

Redemption. The Company has the right to redeem the outstanding shares of the Series A Preferred Stock at an amount equal to the Liquidation Preference, provided that the holders of Series A Preferred Stock are granted thirty (30) calendar days to first exercise their conversion rights. “Liquidation Preference” means, with respect to each outstanding share of Series A Preferred Stock, the sum of: (i) the amount of all accrued but unpaid dividends on such share; plus (ii) the product of the stated value multiplied by 120%.

Amendments. The Certificate of Designation may be amended by obtaining the affirmative vote of a majority of the outstanding shares of Series A Preferred Stock, voting separately as a single class.

Series AAA Preferred Stock

On April 9, 2026, the Company filed the Series AAA Preferred Stock Certificate of Designation with the Secretary of State of the State of Delaware (“Series AAA COD”) to establish the preferences, voting powers, limitations as to dividends or other distributions, qualifications, terms and conditions of redemption and other terms and conditions of the Company’s Series AAA Preferred Stock. The Series AAA Preferred Stock is subject to certain rights, preferences, privileges, and obligations, including voluntary and mandatory conversion provisions, as well as beneficial ownership restrictions and share cap limitations, as set forth in the Series AAA Certificate of Designation. The following is a summary description of the terms and the general effect of the issuance of the shares of Series AAA Preferred Stock on the Company’s other classes of registered securities.

Stated Value. Each share of Series AAA Preferred Stock has an initial stated value of $1,000.00, subject to appropriate adjustment in relation to certain events, such as recapitalizations, stock dividends, stock splits, stock combinations, reclassifications or similar events affecting the Company’s Series AAA Preferred Stock.

Dividends. The holders of the shares of Series AAA Preferred Stock will be entitled to receive a twelve percent (12%) annual, non-cumulative dividend payable quarterly, at the Company’s option, (i) in cash or (ii) in shares of the Company’s Class A common stock, at a price per share of Class A Common Stock equal to the lower of (A) the average closing price of Class A Common Stock as quoted on the principal trading market, if any, in which the shares of Class A Common Stock then trade (“Principal Market”) for the five trading days immediately preceding the date of issuance, or (B) the closing price of the Class A Common Stock as quoted on the Principal Market on the trading day prior to the date of issuance.

Optional Conversion. At any time and from time to time, a holder of the shares of Series AAA Preferred Stock may, at its option, convert (i) up to thirty three and one-third percent (33.3%) of the holder’s total shares of Series AAA Preferred Stock (the “First Tranche Convertible Shares”) at a rate equal to the stated value divided by $2.50 (the “First Tranche Conversion Rate”), (ii) up to thirty three and one-third percent (33.3%) of the holder’s total shares of Series AAA Preferred Stock (the “Second Tranche Convertible Shares”) at a rate equal to the stated value divided by $3.50 (the “Second Tranche Conversion Rate”), and (iii) up to thirty three and one-third percent (33.3%) of the holder’s total shares of Series AAA Preferred Stock (the “Third Tranche Convertible Shares”) at a rate equal to the stated value divided by $4.50 (the “Third Tranche Conversion Rate”).

Voting Rights. Except as provided in the Series AAA COD or under Delaware law, the holders of shares of the Series AAA Preferred Stock do not have voting rights.

Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of the Series AAA Preferred Stock then outstanding will be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders, before any amount will be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series AAA Preferred Stock.

Ranking. The Series AAA Preferred Stock ranks senior to the Company’s Series B Convertible Preferred Stock, Class A Common Stock and Class B common stock and pari passu with the Company’s Series A Convertible Preferred Stock and Series AA Cumulative Redeemable Preferred Stock, with respect to the preferences provided for in the Series AAA COD as to distributions and payments upon the liquidation, dissolution and winding up of the Company.

Redemption. The Company has the right to redeem the outstanding shares of the Series AAA Preferred Stock at an amount equal to the Liquidation Preference, provided that the holders of Series AAA Preferred Stock are granted thirty (30) calendar days to first exercise their conversion rights. “Liquidation Preference” means, with respect to each outstanding share of Series AAA Preferred Stock, the sum of: (i) the amount of all accrued but unpaid dividends on such share; plus (ii) the stated value.

Amendments. The Certificate of Designation may be amended by obtaining the affirmative vote of a majority of the outstanding shares of Series AAA Preferred Stock, voting separately as a single class.

Listing. The Series AAA Convertible Preferred Stock will not be listed on the Nasdaq Capital Market or any other exchange or trading market. The Company does not plan on making an application to list the Series AAA Convertible Preferred Stock on the Nasdaq Capital Market, any other national securities exchange or any other nationally recognized trading system. The Class A Common Stock issuable upon conversion of the Series AAA Convertible Preferred Stock is listed on the Nasdaq Capital Market under the symbol “CWD.”

The foregoing summary of the Series AAA Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, the copy of the Series AAA Certificate of Designation attached as Exhibit 3.2 to this Current Report, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
3.1	Certificate of Amendment to the Certificate of Designation for the Company’s Series A Convertible Preferred Stock
3.2	Certificate of Designation, Preferences and Rights relating to the Series AAA Convertible Preferred Stock, dated April 9, 2026
10.1	Subscription Agreement for Class A common stock
10.2	Subscription Agreement for Series AAA Convertible Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2026	CaliberCos Inc.

	By:	/s/ John C. Loeffler, II
	Name:	John C. Loeffler, II
	Title:	Chief Executive Officer